EXHIBIT 31.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Audit of Golden Phoenix Minerals, Inc. (the "Company") on Amendment No. 1 to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. Amendment No. 1 to the Company’s Annual Report on Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained Amendment No. 1 to the Company’s Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 18, 2006

/s/ Kenneth S. Ripley
Kenneth S. Ripley
Interim Chief Executive Officer

/s/ Larry A. Kitchen
Principal Financial Officer

31.1-1